UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                     FORM 8K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Report of Event occurring on December 14, 1999

                         Commission File No. 33-55254-16

                                  HIGHTIDE INC.

               NEVADA                                 87-0434292
     (State or other jurisdiction           (IRS Employer Identification
     incorporated or organization)          Number)

                           1800 East Sahara, Suite 107
                               Las Vegas, NV 89104
                    (Address of principal executive offices)


       Registrant's Telephone Number, including area code: (702) 938-0253


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ITEM 1.           Change in Control of Registrant.

An Agreement and Plan of Reorganization (the "Agreement") was made and entered into by and among Hightide Inc., a Nevada corporation (the "Registrant"), and Total Medical Inc., a Canadian corporation ("Total") and the shareholders of Total ("Total Shareholders"). Pursuant to the Agreement, on December 14, 1999 the Registrant issued 10,000,000 shares of $.001 par value common stock of Registrant to Total Shareholders in exchange for 100% of the issued and outstanding common stock of Total.

The transaction effected pursuant to the Agreement was exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof.

Following this transaction, the former Total shareholders owned 83.4% of the Registrant.

Total operates a business in the medical field.

The Agreement is attached hereto as Exhibit A.

ITEM 2.           Acquisition or Disposition of Assets.

See Item 1.

ITEM 5.           Other Events.

On December 14, 1999, the Company effected a one-for-five reverse stock split. Previously outstanding shares of 10,000,000 became 2,000,000 shares. After 10,000,000 shares were issued to the Total shareholders, outstanding shares are 12,000,000.

ITEM 6.           Replacement of Directors.

On December 14, 1999, new directors were appointed. The following persons have been appointed as directors of the Registrant:

         Michel Dallaire
         Michael Curtis
         Antonio Care

ITEM 7.           Financial Statements and Exhibits.

Financial statements of Total Medical are attached. Pro forma information is not meaningful as it would essentially be the same information as is presented in the Total Medical financial statements.

                                  EXHIBIT INDEX

EXHIBIT A:        Item 1.           Agreement and Plan of Reorganization

EXHIBIT B:        Item 7.           Financial Statements

EXHIBIT C:        Amendments To The Articles of Incorporation of Hightide Inc.


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                                   SIGNATURES

Pursuant ot the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Hightide Inc.
                                  (Registrant)


Date:    December 22, 1999        By:
                                           Michel Dallaire
                                           President and Director
                                           Hightide Inc.


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                                                                     EXHIBIT "A"
                                    AGREEMENT

         THIS AGREEMENT is made this 14th day of December, 1999 by and among Hightide Inc., a Nevada corporation, hereinafter called "HIGHTIDE", Total Medical Inc., a Canadian corporation, hereinafter called "TOTAL", and the shareholders of TOTAL, hereinafter called "TOTAL SHAREHOLDERS".

RECITALS:

         WHEREAS, HIGHTIDE desires to acquire 100% of the issued and outstanding shares of the common stock of TOTAL, in exchange for 10,000,000 authorized but unissued shares of the $.001 par value common stock of HIGHTIDE, pursuant to a plan of reorganization; and

         WHEREAS, the TOTAL SHAREHOLDERS desire to exchange 100% of the issued and outstanding shares of the common stock of TOTAL, currently owned by TOTAL SHAREHOLDERS, in exchange for said 10,000,000 shares of HIGHTIDE.

         NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, and to consummate the foregoing plan of reorganization, the parties hereby adopt said plan of reorganization and agree as follows:

                                    ARTICLE I

                             EXCHANGE OF SECURITIES

         1.01 Issuance of HIGHTIDE Shares. Subject to all of the terms and conditions of this Agreement, HIGHTIDE agrees to issue to TOTAL SHAREHOLDERS 10,000,000 fully paid and non-assessable unregistered shares of HIGHTIDE common stock in exchange for 100% of the outstanding TOTAL common stock, all of which is currently owned by TOTAL SHAREHOLDERS. Such shares to be issued are the common shares as such are constituted following the one (1) for five (5) reverse stock split authorized in HIGHTIDE on December 14th, 1999.

         1.02 Transfer of TOTAL Shares. In exchange for HIGHTIDE's stock being issued to TOTAL SHAREHOLDERS as above described, TOTAL SHAREHOLDERS shall on the closing date and concurrent with such issuance of HIGHTIDE's common stock, deliver to HIGHTIDE 100% of the outstanding common stock of TOTAL.

                                   ARTICLE II

                  REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF
                          TOTAL SHAREHOLDERS AND TOTAL

TOTAL SHAREHOLDERS AND TOTAL hereby represent, agree and warrant that:

         2.01  Organization.  TOTAL is a  corporation  duly  organized,  validly
existing,   and  in  good  standing  under  the  laws  of  the  Canada  Business
Corporations Act, has all necessary corporate powers

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to own its  properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in any jurisdiction its business requires qualification.

         2.02 Capital. The authorized capital stock of TOTAL consists of an unlimited number of shares of common stock. All of the 40,060,665 issued and outstanding shares are validly issued, fully paid and non-assessable.

         2.03 Subsidiaries. TOTAL owns 50% of Gestion MedicAction which in turn owns 100% of Mediastruction 2000 Inc.

         2.04 Directors and Officers. Exhibit 2.04 to this Agreement contains the names and titles of all directors and officers of TOTAL as of the date of this Agreement.

         2.05 Financial Statements. Exhibit 2.05 to this Agreement includes the audited financial statements of TOTAL as of May 31, 1999.

         2.06 Absence of Changes. Since the date of TOTAL's most recent financial statements included in Exhibit 2.05 there have been no changes in its financial condition or operations, except for changes in the ordinary course of business.

         2.07 Absence of Undisclosed Liabilities. As of the date of TOTAL's most recent balance sheet included in Exhibit 2.05 it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

         2.08 Tax Returns. Within the times and in the manner prescribed by law, TOTAL has filed all federal, state and local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on its most recent balance sheet for any unpaid taxes.
There are no present disputes as to taxes of any nature payable by TOTAL.

         2.09 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, HIGHTIDE and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of TOTAL. TOTAL shall make available to HIGHTIDE and/or its attorneys all books and records of TOTAL. If the transaction contemplated hereby is not completed, all documents received by HIGHTIDE and/or its attorneys shall be returned to TOTAL and all information so received shall be treated as confidential.

         2.10 Patents, Trade Names and Rights. TOTAL owns or holds all necessary patents, trademarks, service marks, trade names, copyrights and other rights necessary to the conduct or proposed conduct of its business.

         2.11 Compliance with Laws. TOTAL has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations affecting its properties or the operation of its business.


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         2.12  Litigation.  TOTAL  is not a  party  to,  nor to the  best of its knowledge is there  pending or  threatened,  any suit,  action,  arbitration  or
legal,   administrative  or  other  proceeding,  or  governmental  investigation concerning its business, assets or financial condition. TOTAL is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court or agency, nor is it engaged in any lawsuits to recover monies due to it.

         2.13  Authority.  The  Board  of  Directors  of  TOTAL  authorized  the execution of this Agreement and the consummation of the transactions contemplated herein and have full power and authority to execute, deliver and perform this Agreement.

         2.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by TOTAL and the performance of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (i) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required,
(ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset.

         2.15 Full Disclosure. None of the representations and warranties made by TOTAL SHAREHOLDERS or TOTAL herein or in any exhibit, certificate or memorandum furnished or to be furnished by TOTAL SHAREHOLDERS or TOTAL, or on either's behalf, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

         2.16 Assets. TOTAL has good and marketable title to all of its property free and clear of any and all liens, claims or encumbrances except as may be indicated in Exhibit 2.05.

         2.17 Indemnification. TOTAL SHAREHOLDERS and TOTAL agree to defend and hold HIGHTIDE and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by TOTAL SHAREHOLDERS or TOTAL to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

         2.18 Authority to Exchange. As of the date of this Agreement, TOTAL SHAREHOLDERS hold 100% of the shares of TOTAL common stock. Such shares are owned of record and beneficially by TOTAL SHAREHOLDERS and such shares are not subject to any lien, encumbrance or pledge. TOTAL SHAREHOLDERS hold authority to exchange such shares pursuant to this Agreement.

         2.19 Investment Intent. TOTAL SHAREHOLDERS understand and acknowledge that the shares of HIGHTIDE common stock offered for exchange or sale pursuant to this Agreement are being offered in reliance upon the exemption from registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder, for nonpublic offerings and make the following representations, agreements and warranties

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with the intent that the same may be relied upon in determining  the suitability of TOTAL SHAREHOLDERS as a purchaser of HIGHTIDE common stock:

         (a) The shares of HIGHTIDE common stock are being acquired solely for the account of TOTAL SHAREHOLDERS, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof, and with no present intention of distributing or reselling any part of the HIGHTIDE common stock acquired;

         (b) TOTAL SHAREHOLDERS agree not to dispose of their HIGHTIDE common stock or any portion thereof unless and until counsel for HIGHTIDE shall have determined that the intended disposition is permissible and does not violate the Act or any applicable Federal or state securities laws, or the rules and regulations thereunder;

         (c) TOTAL SHAREHOLDERS agree that the certificates evidencing the HIGHTIDE common stock acquired pursuant to this Agreement will have a legend placed thereon stating that they have not been registered under the Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of the HIGHTIDE common stock, and that stop transfer instructions shall be placed with the transfer agent for said certificate.

          (d) TOTAL SHAREHOLDERS have carefully evaluated their financial resources and investment position and the risks associated with this transaction and are able to bear the economic risks of this transaction; and they have substantial knowledge and experience in financial, business and investment matters and are qualified as sophisticated investors, and are capable of evaluating the merits and risks of this transaction; and they desire to acquire the HIGHTIDE common stock on the terms and conditions set forth;

         (e) TOTAL SHAREHOLDERS are able to bear the economic risk of an investment in the HIGHTIDE common stock; and

         (f) TOTAL SHAREHOLDERS understand that an investment in the HIGHTIDE common stock is not liquid and TOTAL SHAREHOLDERS have no need for liquidity in this investment.

         2.20 Public "Shell" Corporation. TOTAL and TOTAL SHAREHOLDERS are aware that HIGHTIDE has public shareholders and is a "shell" corporation without significant assets or liabilities, and further that public companies are subject to extensive and complex state, federal and other regulations. Among other requirements, TOTAL SHAREHOLDERS and TOTAL are aware that a Form 8-K must be filed with the United States Securities and Exchange Commission within fifteen days after closing which filing requires that audited financial statements be filed within sixty days after the filing of the 8-K, and they agree that such responsibility shall not be the responsibility of the existing officers of HIGHTIDE, but the sole responsibility of the new officers and directors of HIGHTIDE. TOTAL SHAREHOLDERS and TOTAL are aware of the legal requirements and obligations of public companies, understand that regulatory efforts regarding public shell transactions similar to the transaction contemplated herein has been and is currently being exerted by some states, the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc.
(NASD), and are fully aware of their responsibilities, following closing, to fully comply will all securities laws and regulations, and agree to do so.


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         2.21  No  Assurances  or  Warranties.   TOTAL  SHAREHOLDERS  and  TOTAL
acknowledge that there can be no assurance regarding the tax consequences of this transaction, nor can there be any assurance that the Internal Revenue Code or the regulations promulgated thereunder will not be amended in such manner as to deprive them of any tax benefit that might otherwise be received. TOTAL SHAREHOLDERS and TOTAL are relying upon the advice of their own tax advisors with respect to the tax aspects of this transaction. No representations or warranties have been made by HIGHTIDE, or their officers, directors, affiliates or agents, as to the benefits to be derived by TOTAL SHAREHOLDERS or TOTAL in completing this transaction, nor have any of them made any warranty or agreement, expressed of implied, as to the tax or securities consequences of the
transactions   contemplated   by  this   Agreement  or  the  tax  or  securities
consequences of any action pursuant to or growing out of this Agreement.


                                   ARTICLE III

             REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF HIGHTIDE

HIGHTIDE represents, agrees and warrants that:

         3.01 Organization. HIGHTIDE is a corporation duly organized, under the laws of Nevada, has all necessary corporate powers to own properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.

                  2.02 Capital. The authorized capital stock of HIGHTIDE consists of 100,000,000 shares of $.001 value common stock of which 2,000,000 post reverse split shares are issued and outstanding. All of the issued and outstanding shares are validly issued, fully paid and non-assessable.

         3.03 Subsidiaries.  HIGHTIDE has one subsidiary,  Consortium  Dimension
III.

                  2.04 Directors and Officers. Exhibit 3.04 to this Agreement contains the names and titles of all officers and directors of HIGHTIDE as of the date of this Agreement.

         3.05 Absence of Changes. Since the date of HIGHTIDE's most recent balance statements, there has not been any change in its financial condition or operations except for changes in the ordinary course of business.

         3.06 Absence of Undisclosed Liabilities. As of the date of HIGHTIDE's most recent balance sheet to the best of its knowledge, it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

         3.07 Tax Returns. Within the times and in the manner prescribed by law, HIGHTIDE to be best of its knowledge has filed all federal, state or local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on its most recent balance

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sheet for any unpaid  taxes.  There are no present  disputes  as to taxes of any nature payable by HIGHTIDE.

         3.08 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, TOTAL and TOTAL SHAREHOLDERS shall have the opportunity to meet with HIGHTIDE's accountants and attorneys to discuss the financial condition of HIGHTIDE. HIGHTIDE shall make available to TOTAL and TOTAL SHAREHOLDERS all books and records of HIGHTIDE.

         3.9 Patents, Trade Names and Rights. HIGHTIDE does not use any patents, trade marks, service marks, trade names or copyrights in its business.

         3.10 Compliance with Laws. HIGHTIDE has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations affecting its properties or the operation of its business.

         3.11 Litigation. HIGHTIDE is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceedings, or governmental investigation concerning its business, assets or financial condition. HIGHTIDE is not in default with respect to any order, writ, injunction or decree of any federal, state local or foreign court or agency, nor is it engaged in, nor does it anticipate it will be necessary to engage in, any lawsuits to recover money or real or personal property.

         3.12 Authority. The Board of Directors of HIGHTIDE has authorized the execution of this Agreement and the transactions contemplated herein, and it has full power and authority to execute, deliver and perform this Agreement.

         3.13 Ability to Carry Out Obligations. The execution and delivery of this Agreement by HIGHTIDE and the performance of its obligations hereunder will not cause, constitute, conflict with or result in (i) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other that those hereto be required, (ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in a creation or imposition of any lien, charge or encumbrance on any asset.

         3.14 Full Disclosure. None of the representations and warranties made by HIGHTIDE herein or in any exhibit, certificate or memorandum furnished or to be furnished by HIGHTIDE, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

         3.15 Assets. HIGHTIDE has good and marketable title to all of its property free and clear of any and all liens, claims and encumbrances, except as may be indicated in Exhibit 3.05

         3.16 Indemnification. HIGHTIDE agrees to defend and hold TOTAL SHAREHOLDERS and TOTAL and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any

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breach of this  Agreement  or failure by HIGHTIDE to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

         3.17 Validity of HIGHTIDE Shares. The shares of HIGHTIDE $.001 par value common stock to be issued pursuant to this Agreement will be duly authorized, validly issued, fully paid and non-assessable under Nevada law.

                                   ARTICLE IV

                            ACTIONS PRIOR TO CLOSING

         4.01 Investigative Rights. Prior to the Closing Date each party shall provide to the other parties, including the parties' counsel, accountants and other authorized representatives, full access during normal business hours (upon reasonable advance written notice) to such parties' books and records.




         4.02 Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not see, pledge or assign any assets, without the prior written approval of the other parties. No party shall amend its certificate of incorporation or bylaws, declare dividends, redeem or sell stock or other securities, incur additional liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less that its stated amount, pay more on any liability that its stated amount or enter into any other transaction other than in the regular course of business.


                                    ARTICLE V

                                     CLOSING

         5.01 Closing. The closing (the "Closing") of this transaction shall be held at the offices of HIGHTIDE, or such other place as shall be mutually agreed upon, on or before December 14th, 1999.
(the "Closing Date"):

         (a) HIGHTIDE shall issue 10,000,000 shares of its $.001 par value post reverse split common stock in a certificate or certificates representing such shares.

         (b) TOTAL SHAREHOLDERS shall deliver the certificates representing 100% of the shares of TOTAL common stock.

         (c) HIGHTIDE shall deliver a signed consent or minutes of its Board of Directors, approving this Agreement and authorizing the matters set forth herein;


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         (d) TOTAL  shall  deliver a signed  consent  or minutes of its Board of
Directors approving this Agreement and authorizing the matters set forth herein;



                                   ARTICLE VI

                                  MISCELLANEOUS


         6.01 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not be deemed to define, limit or add to the meaning of any provision of this Agreement.

         6.02 No Oral Change. This Agreement may not be changed or modified except in writing signed by the party against whom enforcement of any change or modification is sought.

         6.03 Non-Waiver. Except as otherwise expressly provided herein, no waiver of a covenant, condition or provision of this Agreement shall be deemed to have been made unless executed in writing and signed by the party against whom such waiver is charged. The failure of any party to insist in any one or more cases upon the performance of any covenant, condition or provision of this Agreement shall not be construed as a waiver or relinquishment for the future of any such covenant, condition or provision. No waiver by any party of one breach by the other shall be construed as a waiver with respect to a subsequent breach.

         6.04 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

         6.05 Entire Agreement. This Agreement contains the entire agreement and understanding between the parties and supersedes all prior agreements and understandings.

         6.06 Choice of Law/Arbitration. This Agreement and its application, shall be governed under the laws of the State of Nevada. Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rules of the American Arbitration Association. It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising hereunder an express condition precedent to any legal or equitable action or proceeding of any nature whatsoever.

         6.07 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.


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         6.08 Notices. All notices, requests,  demands, and other communications under this Agreement shall be in writing and shall be deemed to have been given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

HIGHTIDE:
1800 East Sahara #107
Las Vegas Nevada 89104-3732

TOTAL and TOTAL SHAREHOLDERS:
2500 Daniel-Johnson Blvd., # 1108
Laval, Qc  H7T 2P6

         6.09 Expenses. The parties will pay their own legal, accounting and other expenses incurred in connection with this Agreement.

         6.10 Survival of Representations and Warranties. The representations, warranties and covenants set forth in this Agreement or in any instrument, certificate, opinion or other writing provided for in it, shall survive the Closing Date.

         6.11 Further Documents. The parties agree to execute any and all other documents and to take such other action or corporate proceedings as may be necessary or desirable to carry out the terms hereof.







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         IN WITNESS  WHEREOF,  the parties have executed this Agreement the date first above written.


                                            Hightide Inc.


                                            ------------------------
                                                 President


                                            Total Medical Inc.


                                            ------------------------
                                            Michel Dallaire, President


                                            Shareholders of Total Medical Inc.



                                            -------------------------

                                  E X H I B I T





         1.04  Directors and Officers.    (TOTAL)

                  Michel Dallaire



         3.04     Directors and Officers.       (HIGHTIDE)

                  Michel Dallaire, President and Director
                  Antonio Care, Secretary-Treasurer and Director
                  Michael Curtis, Director

                                                                      EXHIBIT B
                               TOTAL MEDICAL INC.

                                  S U M M A R Y



AUDITORS' REPORT                        2


FINANCIAL STATEMENTS

Income statement                        3

Deficit statement                       4

Balance sheet                           5

Cash flows statement                    6

Notes to financial statements        7 to 9

Forcier, Beaudry, Landry
1325 Boul. Lemire
Drummondville, Quebec Canada
J2C 7X9
(819) 477-1234
                                AUDITORS' REPORT



To the shareholders of Total Medical inc.


We have audited the balance sheet of Total Medical Inc. as at May 31, 1999 and the statements of income, deficit and cash flows for the year then ended. This financial statement is the responsibility of the company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation.

In our opinion, this financial statement presents fairly, in all material respects, the financial position of the company as at May 31, 1999 and the results of its operations and its cash flows for the year then ended in accordance with generally accepted accounting principles.





Chartered Accountants




Drummondville, July 19, 1999.

TOTAL MEDICAL INC.
                                                                INCOME STATEMENT
                                                               year ended May 31






                                                                                  1999                    1998
                                                                              -------------           -----------
REVENUES
Consultations                                                                 $      31,000           $         -

Interest                                                                              2,730                 1,933
                                                                              -------------           -----------

                                                                                     33,730                 1,933

ADMINISTRATIVE EXPENSES
Salaries                                                                             23,066                     -
Rent                                                                                 14,013                 5,551
Professional fees                                                                    13,287                 2,636
Travel expenses                                                                           -                   310
Entertainment expenses                                                                9,754                 4,235
Telephone                                                                             1,628                 1,008
Taxes and permits                                                                     2,566                   284
Association expenses                                                                  1,797                   425
Office expenses                                                                       3,453                 2,118
Interest and bank charges                                                               628                   109
                                                                              -------------           -----------

                                                                                     70,192                16,676
                                                                              -------------           -----------

NET LOSS                                                                      $     (36,462)          $   (14,743)
                                                                              =============           ===========


TOTAL MEDICAL INC.
                                                               DEFICIT STATEMENT
                                                               year ended May 31






                                                                                  1999                    1998
                                                                              -------------           -----------
BALANCE AT BEGINNING OF YEAR                                                  $     (14,743)          $         -
Net loss                                                                            (36,462)              (14,743)
                                                                              -------------           -----------
BALANCE AT END OF YEAR                                                        $     (51,205)          $   (14,743)
                                                                              =============           ===========


TOTAL MEDICAL INC.
                                                                   BALANCE SHEET
                                                                    as at May 31



                                                                                  1999                    1998
                                                                              -------------           -----------
ASSETS
SHORT-TERM ASSETS
Cash                                                                          $      47,952           $    59,645
Receivables (note 3)                                                                 13,690                 9,341
Prepaid expenses                                                                        605                 2,367
                                                                              -------------           -----------
                                                                                     62,247                71,353

INVESTMENT, at cost (note 4)                                                         50,000                     -


FIXED ASSETS (note 5)                                                                 3,524                 2,757


START-UP COSTS, unamortized cost                                                    442,261               217,997
                                                                              -------------           -----------
                                                                              $     558,032           $   292,107
                                                                              =============           ===========

LIABILITIES

SHORT-TERM LIABILITIES
Payables                                                                      $       2,387           $         -
                                                                              -------------           -----------

SHAREHOLDERS' EQUITY

Share capital (note 6)                                                              606,850               306,850

Deficit                                                                             (51,205)              (14,743)
                                                                              -------------           -----------
                                                                                    555,645               292,107
                                                                              -------------           -----------

                                                                              $     558,032           $   292,107
                                                                              =============           ===========

COMMITMENT (note 10)
CONTINGENCY (note 11)

FOR THE BOARD OF DIRECTORS
__________________________________, Director

__________________________________, Director

TOTAL MEDICAL INC.
                                                            CASH FLOWS STATEMENT
                                                               year ended May 31






                                                                                1999                    1998
                                                                              -------------           -----------
OPERATING ACTIVITIES
Net loss                                                                      $     (36,462)          $   (14,743)
Net changes in non-cash working capital
      Receivables                                                                    (4,349)               (9,341)
      Prepaid expenses                                                                1,762                (2,367)
      Payables                                                                        2,387                     -
                                                                              -------------           -----------
Cash used in operating activities                                                   (36,662)              (26,451)

FINANCING ACTIVITIES
Issue of shares                                                                     300,000               306,850
                                                                              -------------           -----------
Cash provided from financing activities                                             300,000               306,850

INVESTING ACTIVITIES

Acquisition of an investment                                                        (50,000)                    -
Acquisition of fixed assets                                                            (767)               (2,757)
Acquisition of start-up costs                                                      (224,264)             (217,997)
                                                                              -------------           -----------
Cash used in investing activities                                                  (275,031)             (220,754)
                                                                              -------------           -----------

CASH (note 8)
Increase (decrease) in cash during year                                             (11,693)               59,645
Balance at beginning                                                                 59,645                     -
                                                                              -------------           -----------
Balance at end                                                                $      47,952           $    59,645
                                                                              =============           ===========

TOTAL MEDICAL INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                         year ended May 31, 1999




1.    ARTICLES OF INCORPORATION AND DESCRIPTION OF ACTIVITIES

The Company is incorporated federally under the Canada Business Corporations Act and operates a business in the medical field.

2.    SIGNIFICANT ACCOUNTING POLICY

Amortization

The computer equipment is recorded at cost and will be amortized using the declining-balance method at an annual rate of 30%. No amortization has been accounted for since the incorporation of the Company. The start-up costs will be amortized using the straight-line method over a period of 10 years starting in the fiscal period in which the business earns revenues in the medical field.

3.    RECEIVABLES

                                          1999                    1998
                                      ----------              ----------
Accounts receivable                   $    3,756              $        -
Sales taxes                                9,934                   9,341
                                      ----------              ----------
                                      $   13,690              $    9,341
                                      ==========              ==========

4.    INVESTMENT, at cost

50,000 class "A" shares (50%)
      of Gestion MedicAction inc.     $   50,000              $   -
                                      ==========              ==========

5.    FIXED ASSETS

                                     Accumulated           Net value
                            Cost     depreciation      1999       1998
                        ---------    ------------    --------   --------
Computer equipment      $   3,524    $          -    $  3,524   $  2,757
                        =========    ============    ========   ========

TOTAL MEDICAL INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                         year ended May 31, 1999




6.    SHARE CAPITAL


Authorized

An unlimited number, without par value
Class "A" shares, voting, participating

                                                         1999            1998
                                                     -----------     -----------
Issued and paid
34,470,666 class "A" shares (28,470,666 in 1998)     $   606,850     $   306,850
                                                     ===========     ===========

During  the  period,   the  Company  issued   6,000,000   class  "A"  shares  in
consideration for $ 300,000 in cash.

7.    OPERATIONS BETWEEN RELATED PARTIES

The Company is renting premises from a related company. Rent of $ 14,013 ($ 1,800 in 1998) was paid to this company during the period.

8.    CASH POSITION

The cash position consists of cash.

9.    UNREALIZED TAX BENEFIT

The losses carried forward for tax purposes and the unaccounted for tax benefit which may result are as follows :


              Last year of         Amount of           Unrealized tax
              carry forward           loss                benefit

                  2005             $ 229,122              $ 43,601
                  2006             $ 255,849              $ 48,688

10.   COMMITMENT

The company is renting premises under a lease expiring on May 10,2000. Minimum future rents total $ 14,493.

TOTAL MEDICAL INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                         year ended May 31, 1999




11.   CONTINGENCY

With the arrival of the year 2000 comes the computer system problem arising from the industry's use of 2 digits instead of 4 to designate a year. The Year 2000 Problem may manifest itself on, before or after January 1, 2000. Date-sensitive systems could confuse the year 2000 with the year 1900 or perhaps another year. This would lead to errors when the year 2000 is entered into a system. Moreover, similar problems could occur in systems where certain dates in 1999 represent things other than dates. If the problem is not resolved, the consequences could range from minor inconvenience to a complete breakdown in a company's ability to operate normally and to utilise financial information. It is impossible to know if all of the aspects of the Year 2000 Problem as it pertains to the company will be resolved despite the best efforts of customers, suppliers, and other interested parties.

                               TOTAL MEDICAL INC.

                                  S U M M A R Y



AUDITORS' REPORT                                                               2


FINANCIAL STATEMENTS

Income and deficit statement                                                   3

Balance sheet                                                                  4

Statement of changes in financial position                                     5

Notes to financial statements                                               6, 7

Forcier, Beaudry, Landry
1325 Boul. Lemire
Drummondville, Quebec Canada
J2C 7X9
(819) 477-1234


                                AUDITORS' REPORT



To the shareholders of Total Medical inc.


We have audited the balance sheet of Total Medical Inc. as at May 31, 1998 and the statements of income and deficit and changes in financial position for the year then ended. This financial statement is the responsibility of the company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation.

In our opinion, this financial statement presents fairly, in all material respects, the financial position of the company as at May 31, 1998 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.





General Partnership
Chartered Accountants



Drummondville, August 20, 1998.

TOTAL MEDICAL INC.
                                                    INCOME AND DEFICIT STATEMENT
                                                         year ended May 31, 1998






REVENUES
Interest                                                                                            $   1,933
                                                                                                    ---------
ADMINISTRATIVE EXPENSES
Rent                                                                                                    5,551
Professional fees                                                                                       2,636
Travel expenses                                                                                           310
Entertainment expenses                                                                                  4,235
Telephone                                                                                               1,008
Taxes and permits                                                                                         284
Association expenses                                                                                      425
Office expenses                                                                                         2,118
Interest and bank charges                                                                                 109
                                                                                                    ---------

                                                                                                       16,676
                                                                                                    ---------

NET LOSS AND DEFICIT                                                                                $ (14,743)
                                                                                                    =========

TOTAL MEDICAL INC.
                                                                   BALANCE SHEET
                                                              as at May 31, 1998




ASSETS

SHORT-TERM ASSETS
Cash                                                                                                $   59,645
Taxes receivable                                                                                         9,341
Prepaid expenses                                                                                         2,367
                                                                                                    ----------
                                                                                                        71,353

FIXED ASSETS, at cost                                                                                    2,757

START-UP COSTS, unamortized cost                                                                       217,997
                                                                                                    ----------
                                                                                                    $  292,107
                                                                                                    ==========

SHAREHOLDERS' EQUITY

Share capital (note 3)                                                                              $  306,850
Deficit                                                                                                (14,743)
                                                                                                    ----------
                                                                                                    $  292,107
                                                                                                    ==========


FOR THE BOARD OF DIRECTORS


__________________________________, Director


__________________________________, Director

TOTAL MEDICAL INC.
                                      STATEMENT OF CHANGES IN FINANCIAL POSITION
                                                         year ended May 31, 1998






OPERATING ACTIVITIES
Net loss                                                                                            $   (14,743)
Net changes in non-cash working capital
    Receivables                                                                                          (9,341)
    Prepaid expenses                                                                                     (2,367)
                                                                                                    -----------
Cash used in operating activities                                                                       (26,451)

FINANCING ACTIVITIES
Issue of shares                                                                                         306,850
                                                                                                    -----------
Cash provided from financing activities                                                                 306,850

INVESTING ACTIVITIES

Acquisition of fixed assets                                                                              (2,757)
Acquisition of start-up costs                                                                          (217,997)
                                                                                                    -----------
Cash used in investing activities                                                                      (220,754)

CASH (note 4)
Increase in cash during year                                                                             59,645
Initial contribution                                                                                          -
                                                                                                    -----------
Balance at end                                                                                      $    59,645
                                                                                                    ===========

TOTAL MEDICAL INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                         year ended May 31, 1998




1.    ARTICLES OF INCORPORATION AND DESCRIPTION OF ACTIVITIES

The Company, incorporated federally on June 3, 1997 under the Canada Business Corporations Act, operates a business in the medical field.

2.    SIGNIFICANT ACCOUNTING POLICY

Amortization

The computer equipment is recorded at cost and will be amortized using the declining-balance method at an annual rate of 30%. No amortization has been accounted for since during the year.

The start-up costs will be amortized using the straight-line method over a period of 10 years starting in the fiscal period in which the business earns revenues in the medical field.

3.    SHARE CAPITAL

Authorized


An unlimited number, without par value
Class "A" shares, voting, participating

Issued and paid
28,470,666 class "A" shares               $   306,850
                                          ===========

During  the  period,   the  Company  issued   28,470,666  class  "A"  shares  in
consideration for $ 306,850 in cash.

4.     CASH POSITION

The cash position consists of cash.

TOTAL MEDICAL INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                         year ended May 31, 1998




5.    UNREALIZED TAX BENEFIT

The loss carried forward for tax purposes and the unaccounted for tax benefit which may result are as follows :

              Last year of        Amount of      Unrealized tax
              carry forward          loss            benefit
             --------------     -----------      ---------------
                  2004          $   230,622      $        43,887
             ==============     ===========      ===============

                                                                       EXHIBIT C

                                AMENDMENTS TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                                  HIGHTIDE INC.



                   The undersigned duly elected President and Secretary of Hightide Inc., acting pursuant to Section 78.320 of the Nevada Revised Statutes, do hereby adopt the following Amendments to the Articles of Incorporation of Hightide Inc.

                                    ARTICLE I

                   There are presently 10,000,000 ($.001) par value common shares of the corporation outstanding. Those 10,000,000 common shares are hereby reverse split one (1) share for five (5) shares, without changing the par value thereof, so that the 10,000,000 ($.001) par value common shares of the corporation which are presently outstanding shall hereafter constitute 2,000,000 ($.001) par value common shares of the corporation. Fractional shares shall be disregarded. A copy of the text of this amendment shall be served upon the transfer agent of the corporation with instructions to implement the same as to any shares submitted for transfer after the effective date hereof.

                                       II

                               MANNER OF ADOPTION

                  The foregoing amendments to the Articles of Incorporation of the corporation were adopted by the consent of stockholders of the corporation pursuant to Section 78.320 of the Nevada Revised Statutes on December 14, 1999. On the date of said consent, there were 10,000,000 common shares of the corporation outstanding and entitled to vote on such amendment. The foregoing amendment was adopted by the written consent of the registered owners of 5,095,000 shares.
                          The number of votes cast in favor of these amendments was sufficient constitute approval of the amendment by the holders of common shares of the corporation.

                  Dated this 14th day of December 1999.

                                            HIGHTIDE INC.


                                            ------------------------------
                                            Michel Dallaire, President



                                            ------------------------------
                                            Antonio Care, Secretary

         IN WITNESS WHEREOF, we, Michel Dallaire, and Antonio Care have executed these Amendments to the Articles of Incorporation in duplicate this 14th day of December 1999 and say :

         1. That we are, respectively, the duly elected president and secretary of Hightide Inc.

         2. That we have read the above and foregoing Amendments to Articles of Incorporation; know the contents thereof and that the same are true to the best of our knowledge and belief, excepting as to matters alleged on information and belief and as to those matters, we believe them to be true.


                                            ------------------------------------
                                                    Michel Dallaire


                                            ------------------------------------
                                                    Antonio Care


          Subscribed and sworn to before me this ______________________________.




                                            ------------------------------------
                                                    Notary Public